UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023 (February 14, 2023)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

250 26th Street, Suite 200

Santa Monica, CA 90402

(Address of principal executive offices)

888-484-1908

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.01 are hereby incorporated into this Item 1.01 by reference.

Indemnification Agreements

On February 15, 2023 (the “Closing Date”), Starco Brands, Inc., a Nevada corporation (“Starco”) entered into an indemnification agreement (an “Indemnification Agreement”) with its new director Demir Vangelov (“Vangelov”). The Indemnification Agreement requires Starco to indemnify and hold harmless Vangelov to the fullest extent authorized by the laws of the State of Nevada. The Indemnification Agreement also requires Starco, subject to specific terms and conditions, to advance expenses to the director. The Indemnification Agreement sets forth various procedures and definitions with respect to indemnification and advancement of expenses. In addition, under the Indemnification Agreement, Starco is obligated to maintain directors’ and officers’ liability insurance. With specified exceptions, the Indemnification Agreement does not obligate Starco to provide indemnification or advance expenses with respect to actions initiated by the director. To the extent the provisions of the Indemnification Agreement exceeds the indemnification permitted by applicable law, such provisions may be unenforceable or may be limited to the extent they are found by a court of competent jurisdiction to be contrary to public policy. On February 19, 2023, Starco entered into Indemnification Agreements in the same form with its two other directors, Ross Sklar (“Sklar”) and Darin Brown.

The foregoing summary of the terms of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the “form of” Indemnification Agreement, a copy of which are filed as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 21, 2023, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

On the Closing Date, Starco, through its wholly-owned subsidiary Starco Merger Sub I, Inc., a Delaware corporation (“Merger Sub”), completed its acquisition of Soylent Nutrition, Inc., a Delaware corporation (“Soylent”) through the merger of Merger Sub with and into Soylent (the “Merger”).

The Merger was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated February 14, 2023, by and among (i) Starco, (ii) Merger Sub, (iii) Soylent, and (iv) Hamilton Start, LLC (“Hamilton”) solely in its capacity as the Shareholder Representative of Soylent stockholders and for purposes of Article IX, Article X, Section 2.08, and Section 6.11 of the Merger Agreement,. Under the terms of the Merger Agreement, Merger Sub merged with and into Soylent with Soylent being the surviving company of the Merger. In connection with the Merger and the transactions contemplated by the Merger Agreement, Starco will issue to the former holders of Soylent Preferred Stock (the “Company Holders “) (a) an aggregate of up to 165,336,430 restricted shares of Class A common stock(“Class A common stock”) of Starco (the “Purchase Price Shares”), (b) up to 18,571,429 additional restricted shares of Class A common stock based on final determination of calculations of Soylent’s working capital, cash at closing, indebtedness at closing and certain unpaid transaction expenses in excess of the amount reimbursed by Starco, and (c) an adjustment to the shares of Class A common stock received by the Company Holders in the event that the trading price for Starco’s Class A common stock price per share on the first anniversary of the Closing Date (the “Adjustment Date”) is below $0.35 per share. If, on the Adjustment Date, Starco’s share are trading below $0.35 per share, Starco shall issue additional shares based on the Closing Merger Consideration after adjustments divided by the trading price (which must be below $0.35 per share for any additional shares to be issued) minus the total share issuance after adjustments (which includes the Stock Issuance as defined below). As part of the transaction, Soylent’s CEO, Vangelov, under his amended letter agreement with Soylent, received a change in control bonus of 12,617,857 restricted shares of Class A common stock (the “Change in Control Bonus Shares”) which were deducted from the overall Purchase Price Share consideration. 7,254,584 Change in Control Bonus Shares were to be paid as of the Closing Date with the remaining 5,363,273 Change in Control Bonus Shares to be paid once Vangelov remits the applicable tax withholdings of his change in control bonus to Soylent in cash promptly following the Closing Date. In addition, Hamilton, a company controlled by Vangelov and acting as Shareholder Representative of the Company Holders, shall receive compensation for services as the Shareholder Representative, including $10,000 per month from the Shareholder Representative Fund funded by Starco under the terms of the Merger Agreement.

The Purchase Price Shares and the Change in Control Bonus Shares, collectively the “Stock Issuance.”

Under the terms of the Merger Agreement, all Company Holders are an “accredited investor” defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and will be required to complete an accredited investor questionnaire prior to receiving their consideration.

The foregoing summary of the terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K filed with the SEC on February 21, 2023, and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, in connection with the closing of the Merger, Starco entered into a Registration Rights Agreement (the “Registration Rights Agreement”) by and among Starco and Hamilton on behalf of Company Holders, pursuant to which certain stockholders who received restricted shares of Class A common stock in the Merger and executed the Voting Agreement (the “Investors”) shall receive certain rights to have such restricted shares of Class A common stock registered for resale to the public on the terms and subject to the conditions set forth therein. The Registration Rights Agreement provides that, among other things, Starco will file a registration statement no later than one (1) year after the Closing Date, for an offering to be made on a continuous basis pursuant to applicable law; provided, that if any registrable securities are issued after the one (1) year period, or the date that the registration statement is declared effective, Starco shall take commercially reasonable steps to include such registrable securities in the registration statement or file a new registration statement covering the resale of such registrable securities within 180 days after such registrable securities are issued. If the SEC informs Starco that all of the registrable securities cannot, as a result of the application law, be registered for resale as a secondary offering on a single registration statement, Starco to promptly inform each of the Investors thereof and use its commercially reasonable efforts to file amendments to the initial registration statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC; provided, however, that prior to filing such amendment, Starco shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities. If the SEC or any SEC guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: (i) first, Starco shall reduce or eliminate any securities to be included other than Registrable Securities; and (ii) second, Starco shall reduce Registrable Securities to be registered for each Investor on a pro rata basis based on the total number of Registrable Securities held by such Investor. If Starco proposes to register any of its capital stock in connection with the public offering of such securities solely for cash, subject to certain standard exceptions, Starco has granted Investors a “piggyback right” to include Investor Registrable Securities in such offerings.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K filed with the SEC on February 21, 2023 and is incorporated herein by reference.

Restricted Covenant Agreement

Also in connection with the Merger, on February 14, 2023, Vangelov and Kevin Zaccardi (collectively, the “Restricted Parties”), each entered into restrictive covenants agreements with Starco (the “RCAs”). The RCAs subject the Restricted Parties to a two year (i) non-competition restrictive covenant, (ii) non-solicitation/non-hire of employees restrictive covenant, (iii) non-solicitation of business relationships restrictive covenant and (iv) a non-disparagement restrictive covenant. Additionally, the RCAs include confidentiality obligations for the Restricted Parties with respect to Starco’s confidential information.

The foregoing description of the RCAs does not purport to be complete and is qualified in its entirety by reference to the full text of the “form of” RCAs, which is filed as Exhibit 10.3 to this Current Report on Form 8-K filed with the SEC on February 21, 2023 and is incorporated herein by reference.

Voting Agreement

On the Closing Date, in connection with the closing of the Merger, Starco entered into a Voting Agreement (the “Voting Agreement”) with Sklar and certain former Company Holders, and now current stockholders of Starco, which such stockholders upon the closing of the Merger collectively own approximately 35.3% percent of Starco’s issued and outstanding Class A common stock (the “Voting Agreement Stockholders”). Including this Voting Agreement, Sklar, Starco’s chief executive officer and largest shareholder, now effectively controls approximately 82.6% of the total voting power of Starco. The Voting Agreement generally requires that the Voting Agreement Stockholders for a period of one year vote or cause to be voted their shares of Class A common stock, and execute and deliver written consents and otherwise exercise all voting rights with respect to their shares of Class A common stock in the same manner as Sklar votes or gives his consent, provided that such vote or action does not disproportionately or adversely affect the Voting Agreement Stockholders in a manner different from the effect on other holders of Starco Class A common stock. In addition, in connection with the Voting Agreement, the Voting Agreement Stockholders delivered irrevocable proxies to Sklar for one year. The Voting Agreement also requires the Voting Agreement Stockholders and Sklar for a period of two years to vote all shares such person has voting control over in favor of the election of (i) a Soylent stockholder director which shall initially be Vangelov, (ii) Sklar and (iii) such other person as may be designated by Sklar from time to time. The Voting Agreement contemplates standard preemptive rights to ensure anti-dilution protections for the Voting Agreement parties for three (3) years. The Voting Agreement shall be effective for three (3) years from February 15, 2023 but terminates (a) automatically upon the listing of the Class A common stock on the Nasdaq Stock Market or New York Stock Exchange, (b) with the written consent of each of the parties signatories thereto, (c) automatically in the event that both of the following conditions are met: (i) Sklar is no longer Starco’s chief executive officer and (ii) Sklar owns less than 20% of the issued and outstanding Class A Common stock of Starco, or (d) automatically in the event Starco voluntarily commences any bankruptcy or similar proceedings or has commenced against it any bankruptcy or similar proceedings that are not dismissed within 60 days of such commencement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K filed with the SEC on February 21, 2023 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Stock Issuance disclosure set forth under Item 2.01 is incorporated by reference into this Item 3.02. The Stock Issuance did not involve a public offering and was exempt from the registration requirements of the Securities Act pursuant to Rule 506 of Regulation D promulgated under Section 4(a)(2) of the Securities Act.

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Starco’s Board of Directors (“Board”)

On February 14, 2023, in connection with the Merger, Starco’s Board, in compliance with Starco’s Amended and Restated Bylaws, (i) passed a Board resolution increasing the size of the Board from two directors to three directors and (ii) appointed Vangelov to fill the newly created directorship as a Director of Starco. Vangelov was also appointed as the Chief Executive Officer of Soylent as the surviving corporation of the Merger.

Biography of New Director

Demir Vangelov, age 49, is an executive known for scaling consumer businesses. Mr. Vangelov has 15 years of experience in the food industry. He was a member of the board of directors and the Chief Executive Officer of Soylent Nutrition, Inc., a privately held, plant-based food company. Mr. Vangelov joined Soylent as its Chief Financial Officer in June 2018 and was promoted to Chief Executive Officer in February 2020, when he was also appointed to Soylent’s board. Soylent was acquired by Starco Brands, Inc. in February 2023. In addition to his for-profit board experience at Soylent, Mr. Vangelov has served on the non-profit boards of the YMCA of Greater Seattle (from 2015 to 2017), the Parent Trust for Washington Children (from 2011 to 2013), and Silent Voice Canada (from 2003 to 2010).

Prior to joining Soylent, Mr. Vangelov was Chief Financial Officer and Chief Operating Officer of Califia Farms, LLC a privately held, founder-led maker of innovative non-dairy beverages from 2016 to 2018.

Mr. Vangelov earned a Master’s of Business Administration (MBA) degree from McMaster University in Ontario, Canada and a Master’s in Economics from the University for National & World Economy in Sofia, Bulgaria. Mr. Vangelov also is a Certified Public Accountant credentialed by the Institute of Chartered Accountants of Ontario.

Vangelov is a party to agreements set forth in Item 1.01 and Item 2.01, which are incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, by and among Starco Brands, Inc., Starco Merger Sub I Inc., Soylent Nutrition, Inc., and Hamilton Start, LLC, solely in its capacity as stockholders’ representative and solely for purposes of Article IX, Article X, Section 2.08 and Section 6.11 therein, dated February 14, 2023.
10.1	Form of Indemnification Agreement, by and between Starco Brands, Inc. and “Director.”
10.2†	Registration Rights Agreement, by and between Starco Brands, Inc., and Hamilton Start, LLC in its capacity as Stockholder Representative on behalf of the Investors (as defined therein) dated February 15, 2023.
10.3	Form of Restrictive Covenant Agreement, by and between Starco Brands, Inc. and “Restricted Party.”
10.4†	Voting Agreement, by and among Starco Brands, Inc., Ross Sklar, and the stockholders of the Company listed on Schedule A thereto, dated February 15, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Starco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: February 21, 2023	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer